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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-84256, 33-84258, 33-89282, 33-88196,
333-27525, 333-30478, 333-07255, 333-30324, 333-52666, 333-52668, and
333-46129) of Chesapeake Energy Corporation of our report dated March 28, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Oklahoma City, Oklahoma
March 29, 2001